EXHIBIT 10


                                   CERTIFICATE



                  Andrew Dixey, Chief Executive Officer and the equivalent of the chief financial officer of Professional Staff plc, does hereby certify that the Annual Report on Form 20-F for the fiscal year ended March 31, 2002 of Professional Staff plc fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in such annual report fairly represents, in all material respects, the financial condition and results of operations of Professional Staff plc.

                  IN WITNESS WHEREOF, this certificate has been executed on this 31st day of July, 2002.





                                          /s/Andrew Dixey
                                          --------------------------
                                          Name: Andrew Dixey